POWER OF ATTORNEY

for Executing Forms 3, 4 and 5

KNOW ALL MEN BY THESE PRESENTS, that the undersigned

hereby constitutes and appoints David A. Knight,

William B. Keisler and Todd C. Ferguson his true and

lawful attorneys-in-fact to:

(1) execute, for and on behalf of the undersigned,

any one or more Forms 3, 4, and 5 in accordance with

Section 16(a) of the Securities and Exchange Act of 1934,

as amended, and the rules thereunder;

(2) do and perform any and all acts, for and on behalf

of the undersigned, that may be necessary or desirable

to complete the execution of any such Form 3, 4 or 5 and

the timely filing of such form with the United States

Securities and Exchange Commission and any other

authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing that, in the opinion of

any such attorney-in-fact, may be of benefit to, in

the best interest of, or legally required by, the

undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of the

undersigned, pursuant to this Power of Attorney shall

be in such form and shall contain such terms and

conditions as such attorney-in-fact may approve in

his discretion.

The undersigned hereby grants to the foregoing

attorneys-in-fact full power and authority to do and

perform all and every act and thing whatsoever requisite,

necessary, and proper to be done in the exercise of any

of the rights and powers herein granted, as fully to all

intents and purposes as such attorneys-in-fact might or

could do if personally present, with full power of

substitution or revocation, hereby ratifying and

confirming all that such attorneys-in-fact, or their

substitutes, shall lawfully do or cause to be done by

virtue of this Power of Attorney and the rights and

powers herein granted.  The undersigned acknowledges that

the foregoing attorneys-in-fact, in serving in such

capacity at the request of the undersigned, are not

assuming any of the undersigned's responsibilities to

comply with Section 16 of the Securities and Exchange

Act of 1934, as amended, or other applicable securities

laws or rules.

IN WITNESS WHEREOF, the undersigned has caused this Power

of Attorney to be executed as of this 2nd day of January,

2002.

/s/ Jon E. M. Jacoby

Signature

Jon E. M. Jacoby

Printed Name